                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

            |_|         Preliminary Proxy Statement
            |_|         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
            |X|         Definitive Proxy Statement
            |_|         Definitive Additional Materials
            |_|         Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     LONE STAR STEAKHOUSE & SALOON, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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            |_|         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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            2.          Aggregate number of securities to which transaction applies:

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            3.          Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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            4.          Proposed maximum aggregate value transaction:

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            5.          Total fee paid:
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            |_|         Fee paid previously with preliminary materials.

            |_|         Check box if any part of the fee is offset as
                        provided by Exchange Act Rule 0-11(a)(2) and identify
                        the filing for which the offsetting fee was paid
                        previously. Identify the previous filing by registration
                        number, or the Form or Schedule and the date of its
                        filing.

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                        2.          Form, Schedule or Registration Statement No.:

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                        4.          Date Filed:

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                                      -2-

 .Return Address
PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY  11717
 .Text
               LONE STAR STEAKHOUSE & SALOON, INC.

July 2, 2001

Dear Fellow Stockholders:

The 2001 Annual  Meeting of Lone Star  Steakhouse  & Saloon,  Inc. is just a few days away. As you know,  Guy Adams,  has  nominated  himself for election to the
Board of Directors  in place of Mr. Jamie B.  Coulter,  the  Company's  Founding
Chairman, Chief Executive Officer and single largest stockholder.

Under Mr.  Coulter's  leadership,  the Lone Star  Board has  delivered  value as demonstrated  by a  year-to-date  stock  price  increase of over 44%; a $.50 per share dividend: and promising first quarter results.

The Board of Directors needs your support to maintain the positive momentum it has worked hard to create.

                                EVERY VOTE COUNTS

Stand with us to realize the potential of this great restaurant company.

Since time is short and your vote is critical, we have established a method that will enable you to vote by toll-free ProxyGram. You can vote to re-elect Mr.
Coulter to the Board by following the simple steps listed below.

If you have any questions or need assistance in the last minute voting of your shares, please call our proxy solicitor, Innisfree M&A Incorporated, toll-free at 888-750-5834.

Thank you for your support,

The Board of Directors of
Lone Star Steakhouse & Saloon

      TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY ARE
                         AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1.  Call Toll-Free 1-877-880-9547, anytime, day or night.

2.  Tell the operator that you wish to send a collect ProxyGram to
    ID No. 8122, Lone Star Steakhouse & Saloon, Inc.

3.  State your name, address and telephone number.

4.  State the bank or broker at which your shares are held and your control number as shown below:

                   Name:              ‹NA.1›
                   Broker:            ‹Broker›
                   Control Number:    ‹ControlNum›
                   Number of Shares:  ‹NumShares›

5.  Give the operator your voting preferences, using the proxy text below.

                   ANNUAL MEETING OF STOCKHOLDERS -JULY 6,2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Lone Star Steakhouse & Saloon, Inc., a Delaware
corporation (the "Company"), hereby appoints Jamie B. Coulter and John D. White with full power of substitution and to each substitute appointed pursuant to such power, as proxy or proxies, to cast all votes as designated hereon, which the undersigned stockholder is entitled to cast at the Annual Meeting of the
Stockholders (the "Annual Meeting") of Lone Star Steakhouse & Saloon, Inc., to
be held at 9:00 am., local time on July 6, 2001 at the Sullivan's Steakhouse restaurant located at 300 Colorado Street, Austin, Texas 78701, and at any and
all adjournments and postponements thereof, with all powers which the undersigned would possess if personally present (i) as designated below with respect to the matters set forth below and described in the Notice and Proxy
Statement, and (ii) in their discretion with respect to any other business that may properly come before the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned to others for such Annual Meeting.

This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted as follows: (1) Proposal 1 -FOR the election of the Board of
Directors' nominee; (2) Proposal 2-FOR the ratification of Ernst & Young, LLP as the Company's independent auditors; and (3) Proposal 3-AGAINST the Stockholder
Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1.  Election of nominee named below to the Board of Directors of the Company.

    Nominee:  Jamie B. Coulter

   (  ) FOR nominee listed     (  ) WITHHOLD AUTHORITY to vote for
        above                       the nominee listed above

2.  To ratify the appointment of Ernst & Young, LLP as that Company's independent auditors for the fiscal year ending December 25, 2001.

    (  ) FOR                (  ) AGAINST           (  ) ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 3.

3.  Stockholder Proposal.

    (  ) FOR                (  ) AGAINST           (  ) ABSTAIN

This proxy may be revoked prior to the time it is voted by delivering to the
Secretary of the Company either a written revocation or a proxy bearing a later date or by appearing at the Annual Meeting and voting in person.

Please give name to the operator as name appears hereon. When signing as attorney, administrator, trustee or guardian, give full title as such and when stock has been issued in the name of two or more persons, all must sign.